                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                         ------------------------------


                        Date of Report: August 31, 2000

                                 LODGIAN, INC.

                              --------------------

             (Exact name of registrant as specified in its charter)


Delaware                                      001-14537                                  52-2093696
---------------                               ----------------                           --------------
(State or other                               (Commission File                           (IRS Employer
jurisdiction of                               Number)                                    Identification
incorporation)                                                                           Number)

3445 Peachtree Road, N.E.,
Suite 700, Atlanta, Georgia                                                              30326
----------------------------------------                                                 ----------
(Address of principal executive offices)                                                 (Zip Code)

Registrant's telephone number, including area code:            (404) 364-9400

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

On August 31, 2000, the Company sold ten hotels, located in the western United States to an unaffiliated third party purchaser for $132 million in cash. Approximately $118 million of the net cash proceeds, after deducting closing costs and prorations, were used to pay down debt.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a) Proforma consolidated statements of operations for the years ended December 31, 2000 and 1999 (unaudited).
(b)      Exhibits
                  99.1     Press release dated September 14, 2000.

The accompanying proforma consolidated statement of operations is presented as if the Company had completed the sale as of January 1, 2000. In management's opinion, all adjustments necessary to reflect the effect of this transaction have been made. This proforma consolidated statement of operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2000, nor does it purport to represent the results of operations for future periods.

Presented below are the proforma consolidated statement of operations for the year ended December 31, 2000 and 1999. No proforma balance sheet is presented as the effect of this transaction is fully reflected in the Company's Form 10-K for the year ended December 31, 2000.

                         LODGIAN, INC. AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                     (In thousands, except per share data)


                                                                          (B)
                                                                       PRO FORMA
                                                                     ADJUSTMENTS FOR       THE COMPANY
                                                                       SALE OF TEN          PRO FORMA
                                                       (A)                HOTELS          CONSOLIDATED
                                                    HISTORICAL         (UNAUDITED)        (UNAUDITED)
                                                    ----------       ---------------      ------------
Revenues:
  Rooms                                             $ 422,475         $  27,914            $ 394,561
  Food and beverage                                   131,333             7,673              123,660
  Other                                                27,089             2,000               25,089
                                                    ---------         ---------            ---------
                                                      580,897            37,587              543,310

Operating expenses:
 Direct:
    Rooms                                             119,159             7,993              111,166
    Food and beverage                                  94,950             6,428               88,522
    Other                                              16,829             1,045               15,784
General, administrative and other                     223,148            10,718 (C)          212,430
Depreciation and amortization                          64,794             4,023               60,771
Impairment of long-lived assets                        60,688            55,758 (D)            4,930
Severance and restructuring expenses                    1,502                --                1,502
                                                    ---------         ---------            ---------
            Total operating expenses                  581,070            85,965              495,105
                                                    ---------         ---------            ---------
                                                         (173)          (48,378)              48,205
Other income (expenses):
  Interest income and other                             1,374                --                1,374
  Interest expense                                    (97,306)           (6,962)(E)          (90,344)
  Interest hedge break fee                             (4,294)           (4,294)(F)               --
  Acquisition termination fees                         (3,500)               --               (3,500)
 Gain on asset dispositions                               298                10                  288
Minority interests:
  Preferred redeemable securities                     (12,412)               --              (12,412)
  Other                                                  (665)               --                 (665)
                                                    ---------         ---------            ---------
Loss before income taxes                             (116,678)          (59,624)             (57,054)
Benefit for income taxes                              (28,723)          (23,134)              (5,589)
                                                    ---------         ---------            ---------
Net loss                                            $ (87,955)        $ (36,490)           $ (51,465)
                                                    =========         =========            =========

Weighted average shares outstanding                    28,186            28,186               28,186
                                                    =========         =========            =========
Net loss per common share, basic and diluted        $   (3.12)        $   (1.29)           $   (1.83)
                                                    =========         =========            =========


(A) Reflects the historical consolidated statements of operations of the Company for the year ended December 31, 2000.
(B) Reflects the historical consolidated statement of operations of the ten hotels for the year ended December 31, 2000.
(C) This amount excludes management fees of $1.5 million allocated by the Company to these properties and eliminated in consolidation.
(D) Represents the impairment write-down recognized on these properties at the contract date of the sale.
(E) This amount includes specific interest on debt directly attributable to these properties and an allocation of interest in the amount of $379,000 related to Company wide debt of $4.0 million that was repaid with the proceeds from the transaction.
(F) Represents the amount paid to terminate the interest rate lock agreement on $54 million of the specific debt paid off with the proceeds from the transaction.

The accompanying proforma consolidated statement of operations is presented as if the Company had completed the sale as of January 1, 1999. In management's opinion, all adjustments necessary to reflect the effect of this transaction have been made. This proforma consolidated statement of operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 1999, nor does it purport to represent the results of operations for future periods.

                         LODGIAN, INC. AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999
                     (In thousands, except per share data)


                                                                          (B)
                                                                       PRO FORMA
                                                                     ADJUSTMENTS FOR       THE COMPANY
                                                                       SALE OF TEN          PRO FORMA
                                                       (A)                HOTELS          CONSOLIDATED
                                                    HISTORICAL         (UNAUDITED)        (UNAUDITED)
                                                    ----------       ---------------      ------------
Revenues:
  Rooms                                              $ 424,530        $  29,401            $ 395,129
  Food and beverage                                    139,474           10,672              128,802
  Other                                                 28,416            1,756               26,660
                                                     ---------        ---------            ---------
                                                       592,420           41,829              550,591
Operating expenses:
 Direct:
    Rooms                                              114,590            8,218              106,372
    Food and beverage                                  102,045            8,405               93,640
    Other                                               17,312            1,042               16,270
General, administrative and other                      223,856           12,273 (C)          211,583
Depreciation and amortization                           59,317            4,853               54,464
Impairment of long-lived assets                         37,977               --               37,977
Write-off of goodwill                                   20,748               --               20,748
Severance and restructuring expenses                       500               --                  500
                                                     ---------        ---------            ---------
            Total operating expenses                   576,345           34,791              541,554
                                                     ---------        ---------            ---------
                                                        16,075            7,038                9,037
Other income (expenses):
  Interest income and other                              1,579               --                1,579
  Interest expense                                     (77,409)          (9,778)(D)          (67,631)
 Gain on asset dispositions                              1,242               --                1,242
Minority interests:
  Preferred redeemable securities                      (13,224)              --              (13,224)
  Other                                                 (1,300)              --               (1,300)
                                                     ---------        ---------            ---------
Loss before income taxes
  and extraordinary item                               (73,037)          (2,740)             (70,297)
Benefit for income taxes                               (20,094)          (1,064)             (19,030)
                                                     ---------        ---------            ---------
Loss before extraordinary item                         (52,943)          (1,676)             (51,267)
Extraordinary item - loss on early
  extinguishment of indebtedness, net of income tax
  benefit of $4,914                                     (7,750)              --               (7,750)
                                                     ---------        ---------            ---------
Net loss                                             $ (60,693)       $  (1,676)           $ (59,017)
                                                     =========        =========            =========

Weighted average shares outstanding                     27,222           27,222               27,222
                                                     =========        =========            =========
Net loss per common share before extraordinary
item, basic and diluted                                  (1.95)           (0.06)               (1.89)
                                                     =========        =========            =========
Net loss per common share, basic and diluted         $   (2.23)       $   (0.06)           $   (2.17)
                                                     =========        =========            =========


(A) Reflects the historical consolidated statement of operations of the Company for the year ended December 31, 1999.

(B) Reflects the historical consolidated statement of operations of the ten hotels for the year ended December 31, 1999.
(C) This amount excludes management fees of $1.7 million allocated by the Company to these properties and eliminated in consolidation.
(D) This amount includes specific interest on debt directly attributable to these properties and an allocation of interest in the amount of $547,000 related to Company wide debt of $4.0 million that was repaid with the proceeds from the transaction.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    LODGIAN, INC.

                                    By:     /s/ Thomas R. Eppich
                                       ----------------------------------------
                                    Name:   Thomas R. Eppich
                                    Title:  Chief Financial Officer



Date:    March 28, 2001



Exhibit Index


Exhibit No.       Description
---------------   ------------------------------------------------
99.1              Press release dated September 14, 2000.